DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Steven Fry and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 21, 2025

/s/Burke Harr

Burke Harr
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Steven Fry and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 21, 2025

/s/Dhiren Jhaveri

Dhiren Jhaveri
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Steven Fry and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 21, 2025

/s/Carolyn Johnson

Carolyn Johnson
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Steven Fry and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 21, 2025

/s/Bradley Rosenblatt

Bradley Rosenblatt
Director

DURABLE POWER OF ATTORNEY

WITH RESPECT TO

LINCOLN BENEFIT LIFE VARIABLE LIFE ACCOUNT (REGISTRANT)
(REGISTRANT)

AND

LINCOLN BENEFIT LIFE COMPANY
(DEPOSITOR)

The undersigned constitutes and appoints Carlos Sierra and Steven Fry and each of them (with full power of each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-100131, 333-100132, 333-76799, 333-47717, 33-67386 and 333-148224, of Lincoln Benefit Life Company, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorneys-in-fact or agents may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this power of attorney.

April 21, 2025

/s/Joseph Wieser

Joseph Wieser
Director